UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) January 29, 2008

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-32259                                            94-3267295
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(Commission File Number)                       (IRS Employer Identification No.)


881 Martin Avenue, Santa Clara, California                    95050
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

      On January 29, 2008, Align Technology, Inc. ("Align") is issuing a press release and holding a conference call regarding its financial results for its fourth quarter and full year ended December 31, 2007. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      Align is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of non-GAAP financial measures contained in the attached press release to the comparable GAAP financial measures is contained in the attached press release and a reconciliation of these and certain other non-GAAP financial information provided on the conference call (to the extent not reconciled on such call) is contained on the Investor Relations section of our website at investor.aligntech.com.


ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.               Description
99.1                      Press Release of Align Technology, Inc. dated January
                          29, 2008

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 2008            ALIGN TECHNOLOGY, INC.


                                    By: /s/Kenneth B. Arola
                                       -----------------------------------------
                                        Kenneth B. Arola
                                        Vice President, Finance and Chief
                                        Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.               Description
99.1                      Press Release of Align Technology, Inc. dated January
                          29, 2008